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[Black and white print advertisement.]
AMERICA'S #1 REAL ESTATE FUND [Headline in largest white type against black background.]
FOR THREE-YEAR PERFORMANCE* [Subhead in second largest white type against black background.]
[Black background with black and white photo of victorious fencer with left arm raised. White box prints over background and contains the following text in black type:]
Since inception, CGM realty Fund has ranked among the top performing funds in the Lipper real estate category. CGM Realty Fund offers you the expertise of fund manager Ken Heebner and the potential for high current income and long-term capital appreciation. Call now for more information and a prospectus.
[Bar chart with four bars appears next; two text lines over bars read:]
TOTAL RETURN FOR THE PERIODS ENDED 6/30/97
[Over left two bars:] ONE YEAR [Over right two bars:]  THREE YEAR
[The bar to the far left is a light grey bar with the figure 31.7% in black type inside the bar. Beneath the bar is the label:]
Lipper Real Estate Fund Average
[The second bar from the left is black and the figure 43.8% drops out to white inside the bar. Beneath the bar is the label:]
CGM Realty Fund
[The third bar from the left is also a light grey bar with the figure 60.4% in black type inside the bar. Beneath the bar is the label:]
Lipper Real Estate Fund Average
[The bar furthest to the right is black and the figure 87.2% drops out to white inside the bar. Beneath the bar is the label:]
CGM Realty Fund
[Beneath the chart is the following disclosure (please note that numbers in disclosure text are the same size as total return numbers in the chart; text to disclosure is slightly smaller than that of ad body copy.)] 43.8%,23.3% and 22.1% are the average annual total returns for the one and three year periods ended 6/30/97 and from inception (May 13, 1994) through 6/30/97.
[A line drawing of a fencer in a box with a black and white striped background appears below and to the left (logo). To the right of the logo is the following text:]
CGM REALTY FUND
The CGM Funds
222 Berkeley Street, Suite 1013
Boston, MA  02116
www.CGMFunds.com
[A phone number appears next and prints in a larger size than does the ad body copy.]
1-800-598-0765
[Beneath the floor on which the fencer stands is the following text in black type against a pale grey background (slightly smaller type size than ad body copy):]
*Lipper Analytical Services, Inc., an independent mutual fund ranking agency, ranks CGM Realty Fund #1 of 17 real estate funds for three-year performance and #2 of 54 real estate funds for one year performance, for the periods ended 6/30/97. The Fund's adviser is currently absorbing a portion of management fees and expenses. Otherwise the total return would be lower. This information represents past performance, which is no guarantee of future results. The investment return and principal value of shares will fluctuate and you may have a gain or loss when you sell shares. For more complete information, including management fees, charges, and expenses, refer to the current prospectus which is available from the address above. Read it carefully before you invest or send money.
[Entire ad is surrounded by a decorative border containing the following words used as a repetitive pattern:] NO LOAD
Copyright 1997